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                            Prudential Mutual Funds
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                 PROSPECTUS SUPPLEMENT DATED SEPTEMBER 20, 1999

The following information supplements the Section entitled 'How the Fund is Managed--Portfolio Manager' in the Prospectus:

   Prudential Investments' Fixed Income Group manages more than $135 billion for Prudential's retail investors, institutional investors, and policyholders. Senior Managing Directors James J. Sullivan and Jack W. Gaston head the Group, which is organized into teams specializing in different market sectors. Top-down, broad investment decisions are made by the Fixed Income Policy Committee, whereas bottom-up security selection is made by the sector teams.

   Mr. Sullivan has overall responsibility for overseeing portfolio management and credit research. Prior to joining Prudential Investments in 1998, he was a managing director in Prudential's Capital Management Group, where he oversaw portfolio management and credit research for Prudential's General Account and subsidiary fixed-income portfolios. He has more than 16 years of experience in risk management, arbitrage trading, and corporate bond investing.

   Mr. Gaston has overall responsibility for overseeing quantitative research and risk management. Prior to this appointment in 1999, he was senior managing director of the Capital Management Group where he was responsible for the investment performance and risk management for Prudential's General Account and subsidiary fixed-income portfolios. He has more than 20 years of experience in investment management, including extensive experience applying quantitative techniques to portfolio management.

   The Fixed Income Investment Policy Committee is comprised of key senior investment managers. Members include seven sector team leaders, the chief investment strategist, and the head of risk management. The Committee uses a top-down approach to investment strategy, asset allocation, and general risk management, identifying sectors in which to invest.

   The Municipal Bond Team, headed by Evan Lamp, is primarily responsible for overseeing the day-to-day management of the Fund.

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This Team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the Fund's investment restrictions and policies. In addition, the Credit Research team of analysts supports the sector teams using bottom-up fundamentals, as well as economic and industry trends. Other sector teams may contribute to securities selection when appropriate.

   The following are the fixed income sector teams and the corresponding team leaders: (Assets under management are as of June 30, 1999.)

                                Municipal Bonds

Assets Under Management: $5.6 billion.

Team Leader: Evan Lamp. General Investment Experience: 7 years.

Portfolio Managers: 5. Average General Investment Experience: 10 years, which includes team members with significant mutual fund experience.

Sector: City, state and local government securities.

Investment Approach: Focus is on identifying spread, credit quality and liquidity trends to capitalize on changing opportunities in the municipal market. Ultimately, they seek the highest expected return with the least risk.

                                 Money Markets

Assets Under Management: $41.8 billion.

Team Leader: Joseph Tully. General Investment Experience: 16 years

Portfolio Managers: 8. Average General Investment Experience: 12 years, which includes team members with significant mutual fund experience.

Sector: High-quality short-term securities, including both taxable and tax-exempt instruments.

Investment Approach: Focus is on safety of principal, liquidity and controlled risk.

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   Listed below are the names of the Prudential mutual funds and the dates of the prospectuses to which this supplement relates.

Name of Fund                              Prospectus Date
--------------------------------------    -------------------
Prudential National Municipals Fund,
   Inc.                                   March 3, 1999
Prudential Municipal Bond Fund            June 30, 1999
  Insured Series
  High Income Series
Prudential California Municipal Fund
  California Series                       November 2, 1998
  California Income Series                November 2, 1998
Prudential Municipal Series Fund
  Florida Series                          November 2, 1998
  Massachusetts Series                    November 2, 1998
  New Jersey Series                       November 2, 1998
  New York Series                         November 2, 1998
  North Carolina Series                   November 2, 1998
  Ohio Series                             November 2, 1998
  Pennsylvania Series                     November 2, 1998